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                                                                     EXHIBIT (i)
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                    PITNEY BOWES INC. DIRECTORS' STOCK PLAN

             Amended and Restated Effective as of October 11, 1999
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                    PITNEY BOWES INC. DIRECTORS' STOCK PLAN
             Amended and Restated Effective as of October 11, 1999


     1. PURPOSE AND EFFECTIVE DATE OF PLAN: This Plan shall be known as the Pitney Bowes Inc. Directors' Stock Plan. The purpose of the Plan is to enable Pitney Bowes Inc. (the "Company") to attract and retain persons of outstanding competence to serve as non-employee directors of the Company by paying such persons a portion of their compensation in stock of the Company pursuant to the terms of the Plan. The Plan became effective on the date the Plan was initially approved by the stockholders of the Company. The Plan may be amended from time to time and was amended and restated effective as of October 11, 1999.

     2. STOCK AVAILABLE FOR THE PLAN: An aggregate of 400,000 shares of Common Stock, $1 par value per share, of the Company ("Common Stock"), after giving effect to the stock dividend in 1998, shall be available for issuance pursuant to the provisions of the Plan. Such shares shall be authorized and unissued shares or shares which have been reacquired by the Company.

     3. ELIGIBILITY FOR PARTICIPATION IN PLAN: Persons who serve as directors of the Company and who are not "employees" of the Company or its subsidiaries within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") shall be considered "Eligible Directors" for purposes of the Plan. It is intended that all Eligible Directors participate in the Plan.

     4. AWARDS OF RESTRICTED STOCK: Each Eligible Director then serving as a director of the Company shall receive an annual award of 1400 restricted shares of Common Stock on the date of the first meeting of directors after each annual stockholders' meeting; provided, however, that an Eligible Director who joins the Board after such date shall receive a partial award of restricted shares of Common Stock that is prorated by multiplying 1400 by a fraction the numerator of which is the number of days remaining in the 12 month period beginning on the date following the annual stockholders' meeting and the denominator of which is
365. Fractional shares shall not be issued to Eligible Directors. A whole number of shares shall be determined by rounding each fractional share to the next highest whole number.

     5. TRANSFER RESTRICTIONS, REMOVAL OF RESTRICTIONS, TERMS AND CONDITIONS AND INTER VIVOS TRANSFERS OF AWARDS OF RESTRICTED STOCK:

     (a) Each participant or transferee pursuant to Section 5(d) hereof shall have the right to receive all dividends and other distributions made with respect to the shares registered in his or her name and shall have the right to vote or execute proxies with respect to such registered shares. The Company may elect to record the ownership of the shares in book entry form or issue certificates representing the shares. The Company may elect to have the Treasurer of the Company retain possession of the certificates of restricted shares for the benefit of Eligible

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Directors, until the provisions of the Plan relating to removal of the restrictions have been satisfied.

     (b) Subject to Section 5 (d) of the Plan, shares of restricted stock may not be sold, assigned, pledged or otherwise transferred by the Eligible Director unless and until all of the transfer restrictions imposed by this Plan have been removed pursuant to the provisions of the Plan.

     (c) Subject to Section 5(d) of the Plan, awarded shares shall remain subject to the Plan's restrictions prohibiting sale or transfer of such shares as set forth in Section 5(b) hereof until the later of (i) the termination of the Eligible Director's service as a director of the Company and (ii) the day following the end of the six (6) month period beginning on the date of the award of such restricted shares; provided, however, all restrictions imposed under the Plan on such shares shall lapse upon the occurrence of a "Change of Control" (as defined below). Notwithstanding any other provision of this Plan, the issuance or delivery of any shares may be postponed for such period as may be required to comply with any applicable requirements of any national securities exchange or any requirements under any other law or regulation applicable to the issuance or delivery of such shares, and the Company shall not be obligated to issue or deliver any such shares if the issuance or delivery thereof shall constitute a violation of any provision of any law or of any regulation of any governmental authority or any national securities exchange.

     (d) If, pursuant to the Pitney Bowes Inc. Directors' Stock Ownership Policy, an Eligible Director is considered to own shares of Common Stock having a Fair Market Value of at least $350,000, such Eligible Director may during his or her lifetime transfer to a Family Member, Family Entity or Charitable Organization whole shares of Common Stock originally acquired under the Plan having a Fair Market Value up to, but not greater than, the Fair Market Value of the Eligible Director's Common Stock holdings in excess of $350,000, rounded up or down, as the case may be, to prevent the transfer of fractional shares; provided, that each of the following conditions is met.

          (1) Immediately before and after the date of transfer, the Eligible Director is considered to have attained the minimum level of stock ownership under the Pitney Bowes Inc. Directors' Stock Ownership Policy based on the Fair Market Value as of the date of transfer;

          (2) A Family Member and Family Entity shall not be permitted to further transfer restricted shares until the restrictions set forth in Section 5(c) of the Plan have lapsed; provided, however, that a Charitable Organization may transfer restricted shares upon the Eligible Director's completion of six months of service with the Company following the date on which the restricted shares were granted without regard to the Eligible Director's termination of service from the Company;

          (3) Eligible Directors must comply with applicable securities laws and regulations with respect to transfers made hereunder; and

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          (4)  Transfers under this Section 5(d) must meet all of the requirements under applicable provisions of the Internal Revenue Code to be considered "gift" transfers or charitable contributions, as the case may be.

          (5)  For purposes of the Plan, the following definitions shall apply:

               (A) Family Member means the Eligible Director's natural or adopted child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, sister-in-law, brother-in-law, nephew, niece (including by adoption) and any person sharing the Eligible Director's household (other than a tenant or employee);

               (B) Family Entity means any trust in which the Eligible Director has more than a 50% beneficial interest and any entity in which the Eligible Director and/or a Family Member owns more than a 50% of the voting interests; and

               (C) Charitable Organization means any not-for-profit entity recognized as such under the Internal Revenue Code of 1986, as amended.

     6. STOCK OPTIONS. Each Eligible Director who elects to defer cash compensation for serving as director in accordance with the terms of the Pitney Bowes Inc. Deferred Incentive Savings Plan for the Board of Directors (the "Directors' Deferral Plan"), and who selects the Pitney Bowes Stock Option return on such deferred amount, shall be granted a stock option under the terms of this Section 6 (an"Option").

     (a) Each Option shall represent the right to purchase a number of shares of Common Stock and the number of Options granted with respect to the deferred amount shall be determined by (i) dividing the deferred amount by the per share Fair Market Value, as hereinafter defined, of the Common Stock on the date the deferred compensation would otherwise have been paid (the "Date of Grant") and
(ii) multiplying the result times two; provided, however, that the method for determining the number of shares subject to Options may be modified from time to time by the Governance Committee of the Board.

     (b) The exercise price of each Option shall be the per share Fair Market Value on the Date of Grant.

     (c) The duration of the Option shall be coextensive with the deferral period selected by the Eligible Director in respect of his or her deferred compensation relating to the Option.

     (d) Subject to Section 6(e) and (g), no portion of the Option is exercisable until the third anniversary of the Date of Grant, at which time the Option will become exercisable in full. Notwithstanding the foregoing, all Options will become exercisable in full in the event of a Change of Control, as hereinafter defined.

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     (e) Subject to Section 6(f) and (g) of the Plan, if an Eligible Director
ceases to serve as a director, all Options held by such Eligible Director that are not exercisable at the time of such cessation will be forfeited.

     (f) Upon termination of service by a director, any Option granted prior to October 11, 1999 held by the affected director that is exercisable at the time of such termination shall be exercisable for three months following the date of such termination. Notwithstanding the foregoing, if an Eligible Director shall die while serving as a director or during the three month period after termination of service as a director, any Option held by the deceased Eligible Director that is exercisable at the time of death shall remain exercisable by such Eligible Director's legal representative for one year following the date of death or the last day of the Option term, whichever occurs first.

     (g) Options that are granted hereunder on or after October 11, 1999 shall continue to be exercisable beyond the termination of the Eligible Director's services until the expiration of the Option term; provided that the Eligible Director's termination of service occurs (1) due to death, (2) due to disability, as defined under the Company's long-term disability plan for employees, (3) following the completion of 10 years of service with the Company as a director, or (4) following attainment of the Company's mandatory retirement age for directors. In the case of an Eligible Director's termination of service for all other reasons, any Options or portions thereof that are exercisable at the time of termination of service shall be exercisable until the earlier to occur of (i) the last day of the Option term or (ii) the last day of the three month period following such termination. Any Options granted on or after October 11, 1999 that are not exercisable at the time of the Eligible Director's termination of service or that are not exercised by the last day of the additional exercise period described in the preceding sentence shall be forfeited.

     (h) Notwithstanding Section 10 herein to the contrary, an Eligible Director may transfer by gift any Option that is exercisable provided that the following conditions (A) through (G) are met:

               (A) The donees of the gift transfer are limited to Family Members and Family Entities;

               (B) The Option is not further transferable by gift or otherwise by such Family Member or Family Entity;

               (C) All rights appurtenant to the Option, including exercise rights, are irrevocably and unconditionally assigned to the donee;

               (D) Transfers under this Section 6(h) must meet all of the requirements under applicable provisions of the Internal Revenue Code to be considered "gift" transfers.

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               (E)  Following the transfer, the donee is subject to the same terms and conditions under the Option as was the Eligible Director;

               (F) Unless one of the conditions set forth in Section 6(g)(1-4) hereof occurs, the exercise period of Options transferred under this Section 6(h) shall not extend beyond the one year period beginning on the Eligible Director's termination of service, except that for Options granted prior to October 11, 1999, the one year extension period shall commence on the date of the Eligible Director's death if the director dies within three months of terminating service as a director.

               (G) For purposes of the Plan, the following definitions shall apply:

                    (a) Family Member means the Eligible Director's natural or adopted child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, sister-in-law, nephew, niece (including by adoption) and any person sharing the Eligible Director's household (other than a tenant or employee); and

                    (b) Family Entity means any trust in which the Eligible Director has more than a 50% beneficial interest and any entity in which the Eligible Director and/or a Family Member owns more than a 50% of the voting interests.

     (i) Fair Market Value shall mean fair market value, as determined by such methods or procedures as shall be established from time to time by the Board.

     7. CHANGE OF CONTROL. For purposes of this Plan, a "Change of Control" shall be deemed to have occurred if:

     (i) there is an acquisition, in any one transaction or a series of transactions, other than from Pitney Bowes Inc., by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), of beneficial ownership (within the meaning of Rule 13(d)(3) promulgated under the Exchange Act) of 20% or more of either the then outstanding shares of Common Stock or the combined voting power of the then outstanding voting securities of Pitney Bowes Inc. entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by Pitney Bowes Inc. or any of its subsidiaries, or any employee benefit plan (or related trust) of Pitney Bowes Inc. or its subsidiaries, or any corporation with respect to which, following such acquisition, more than 50% of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the common stock and voting securities of Pitney Bowes Inc. immediately prior to such acquisition

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in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock or the combined voting power of the then outstanding voting securities of Pitney Bowes Inc. entitled to vote generally in the election of directors, as the case may be; or

  (ii) individuals who, as of October 11, 1999, constitute the Board (as of such date, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to September 9, 1996, whose election, or nomination for election by Pitney Bowes' shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of Pitney Bowes Inc. (as such terms are used in Rule 14(a)(11) or Regulation 14A promulgated under the Exchange Act); or

  (iii) there occurs either (A) the consummation of a reorganization, merger or consolidation, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the common stock and voting securities of Pitney Bowes Inc. immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or (B) an approval by the shareholders of Pitney Bowes Inc. of a complete liquidation of dissolution of Pitney Bowes Inc. or of the sale or other disposition of all or substantially all of the assets of Pitney Bowes Inc.

     8. AMENDMENT OR TERMINATION OF PLAN: The Company reserves the right to amend, modify or terminate this Plan at any time by action of its Board of Directors, provided that such action shall not adversely affect any Eligible Director's rights under the provisions of this Plan with respect to awards of restricted stock or Options which were made prior to such action.

     9. NON TRANSFERABILITY: Except as permitted under Section 5(d) and 6(h) hereof, restricted shares of Common Stock and Options prior to distribution or exercise thereof, as the case may be, shall not be transferable except by will or the laws of descent and distribution, and during the holder's lifetime, Options may be exercisable only by such holder.

     10. ADMINISTRATION OF PLAN: This Plan shall be administered by the Governance Committee of the Board of Directors or any successor committee having responsibility for the remuneration of the directors (hereinafter referred to as the "Administrator"). All decisions which are made by the Administrator with respect to interpretation of the terms of the Plan, or with respect to any questions or disputes arising under this Plan, shall be final and binding on the Company and on the Eligible Directors and their heirs or beneficiaries.

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     11. RECAPITALIZATION: In the event of any change in the number or kind of outstanding shares of Common Stock of the Company by reason of a recapitalization, merger, consolidation, dividend, combination of shares or any other change in the corporate structure or shares of stock of the Company, the Board of Directors of the Company will make appropriate adjustments in the number of shares available for delivery pursuant to the provisions of this Plan, the number of shares to be awarded to each Eligible Director under Section 4, and in the number of shares, exercise price and any other affected provisions of any Options outstanding under the Plan, to prevent enlargement or diminution of the benefits intended to be granted under the Plan.

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